UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2026
FIRSTCASH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	87-3920732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 9, 2026, FirstCash Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the 43,836,687 issued and outstanding shares of common stock entitled to vote at the meeting, 41,687,943 of the shares voted in person or by proxy, representing 95.09% of the total eligible voting shares.

The following four proposals were submitted to a vote of the Company's stockholders at the Annual Meeting of Stockholders and the final voting results for each proposal are set forth below.

1.	The stockholders elected the director nominees for a term of three years. The voting results are as follows:
		For	Withhold	Abstain	Broker Non-Votes
	Daniel E. Berce	38,086,913	2,304,333	66,806	1,229,891
	Mikel D. Faulkner	36,396,145	2,982,128	1,079,779	1,229,891
	Randel G. Owen	34,543,697	4,834,025	1,080,330	1,229,891

	The other directors with remaining terms are Messrs. Rick L. Wessel and James H. Graves, who will continue to serve until the 2027 Annual Meeting of Stockholders, and Mr. Daniel R. Feehan, Ms. Marthea Davis and Ms. Paula K. Garrett, who will continue to serve until the 2028 Annual Meeting of Stockholders.

2.	The stockholders ratified the selection of RSM LLP as independent registered public accounting firm of the Company for the year ended December 31, 2026. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	40,547,565	1,057,741	82,637	—

3.	The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	38,790,782	1,306,697	360,573	1,229,891

4.	The stockholders approved the reincorporation of the Company to the State of Texas by conversion. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	23,600,784	16,811,631	45,637	1,229,891

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2026	FIRSTCASH HOLDINGS, INC.
(Registrant)

/s/ BRIAN D. HOSTETLER
Brian D. Hostetler
Senior Vice President and Chief Accounting Officer
(As Principal Accounting Officer)

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